FILED # C20070123-2206 Filing Fee:

Receipt #:

January 24, 2007 Articles of Incorporation

(PURSUANT TO NR8 78)

IN THE OFFICE OF STATE OF NEVADA

Ross Miller SECRETARY OF STATE

ROSS MILLER, SECRETARY OF STATE

(For filing office use) (For filing office use)

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IMPORTANT: Read instructions on reverse side before completing this form.

TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION: BIG BEAR RESOURCES INC.

2. RESIDENT AGENT: (designated resident agent and his STREET

ADDRESS in Nevada where process may be served)

Name of Resident Agent: Corporate Direct, Inc.

Street Address: 2248 Meridian Blvd., Minden, NV 89423

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Street No. Street Name City Zip

3. SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value: 100 Million Par value: $ .001

No. without par value: _________

4. GOVERNING BOARD: shall be styled as (check one):

X Directors ______ Trustees

The FIRST BOARD OF DIRECTORS shall consist of 1 member(s) and the names and addresses are as follows:

Scott C. Houghton 1525 Yew Street, Vancouver, BC V6J 3E5 Canada

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Name Address City/State/Zip

Benny Mumford 3475 Windermere Street, Vancouver, BC, V5M 3R9

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Name Address City/State/Zip

Korina Houghton 401 - 958 W. 8th Avenue, Vancouver, BC, V5Z 1E5

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Name Address City/State/Zip

5. PURPOSE: (optional) : The purpose of the corporation shall be:

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6. OTHER MATTERS: This form includes the minimal statutory

requirements to incorporate under NRS 78. You may attach

additional information pursuant to NRS 78.037 or any other

information you deem appropriate. If any of the additional

information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

James B. Parsons

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Name (print)

10900 NE 4th Street, #2070, Bellevue, WA 98004

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Address City/State/Zip

/S/ James Parsons

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Signature

State of Nevada, Country of the United States of America

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This instrument was acknowledged before me on

January 23, 2007, by

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James Parsons

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Name of Person

as incorporator of Parsons Law Firm, LLC.

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Name (print)

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Address City/State/Zip

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Signature

State of , County of

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This instrument was acknowledged before me on

, 2007 by

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Name of Person

as incorporator of

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/S/ ~~Carolyne S. Johnson~~

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Notary Public Signature

(affix notary stamp or seal)

/s/ NOTARY PUBLIC

~~STATE OF NEVADA~~

~~COUNTY OF CLARK~~

~~CAROLYNE S. JOHNSON~~

Not ~~97-4746-1~~

My Appointment Expires ~~Nov. 5, 2001~~

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, James Parsons hereby accept appointment as Resident

Agent for the above named corporation.

/S/ James B. Parsons ~~05-25-00~~

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Signature of Resident Agent Date